EXHIBIT 99.1
                                                                    ------------


FOR IMMEDIATE RELEASE

Contact:
Melissa Thompson                              Jerry Daly or Carol McCune
Director of Corporate Communications          Daly Gray Public Relations (Media)
(202) 295-2228                                (703) 435-6293



      INTERSTATE HOTELS & RESORTS NAMES STEVE JORNS CHIEF EXECUTIVE OFFICER


         WASHINGTON, D.C., October 23, 2003--Interstate Hotels & Resorts (NYSE:
IHR), the nation's largest independent hotel management company, today announced that Steven D. Jorns has been promoted to chief executive officer of the company. He previously was the company's vice chairman and chief investment officer. He will remain a member of Interstate's board.

         Paul W. Whetsell will remain chairman of the board. John Emery, president and chief operating officer, has resigned from the company and will assist in the transition process through December 31.

         "Steve brings exceptional operating depth and expertise to our company," said Whetsell. "He has been through a number of economic cycles in the hotel industry, experience which will be highly beneficial as the hotel economy begins to emerge from its extended downturn. He has more than 30 years' experience in operating hotels, both as an owner and third-party, independent operator."

         Jorns joined the company in 1998 with the merger of CapStar Hotel Company and American General Hospitality (AGHI). Jorns, who founded AGHI and took the company public in 1996, served as its chairman, chief executive officer and president.
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         Prior to forming AGHI, Jorns spent seven years with an affiliate of
General Growth Companies, overseeing that company's hotel portfolio. He is a graduate of Oklahoma State University with a degree in Hotel and Restaurant Administration. He has served on the Hotel and Restaurant Advisory Boards for two universities.

         In connection with this appointment, Jorns has resigned his position on the board of MeriStar Hospitality. Whetsell will remain chairman and chief executive officer of MeriStar Hospitality.

         Interstate Hotels & Resorts operates more than 300 hospitality properties with nearly 70,000 rooms in 42 states, the District of Columbia, Canada, Russia and Portugal. BridgeStreet Corporate Housing Worldwide, an Interstate Hotels & Resorts subsidiary, is one of the world's largest corporate housing providers, offering upscale, fully furnished corporate housing throughout the United States, Canada, the United Kingdom, France and 39 additional countries through its network partners. For more information about Interstate Hotels & Resorts, visit the company's Web site: WWW.IHRCO.COM.

         THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ABOUT INTERSTATE HOTELS & RESORTS, INCLUDING THOSE STATEMENTS REGARDING FUTURE OPERATING RESULTS AND THE TIMING AND COMPOSITION OF REVENUES, AMONG OTHERS, AND STATEMENTS CONTAINING WORDS SUCH AS "EXPECTS," "BELIEVES" OR "WILL," WHICH INDICATE THAT THOSE STATEMENTS ARE FORWARD-LOOKING. EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE CURRENT SLOWDOWN OF THE NATIONAL ECONOMY, ECONOMIC CONDITIONS GENERALLY AND THE REAL ESTATE MARKET SPECIFICALLY, THE IMPACT OF THE EVENTS OF SEPTEMBER 11, 2001, GOVERNMENTAL ACTIONS, LEGISLATIVE AND REGULATORY CHANGES, AVAILABILITY OF DEBT AND EQUITY CAPITAL, INTEREST RATES, COMPETITION, SUPPLY AND DEMAND FOR LODGING FACILITIES IN OUR CURRENT AND PROPOSED MARKET AREAS, AND THE COMPANY'S ABILITY TO MANAGE INTEGRATION AND GROWTH. ADDITIONAL RISKS ARE DISCUSSED IN INTERSTATE HOTELS & RESORTS' FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING INTERSTATE HOTELS & RESORTS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002.